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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 2000

                              LIBERTY DIGITAL, INC.
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             (Exact name of Registrant as specified in its charter)

   Delaware                       0-22815                         84-1380293
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(State or other                 (Commission                    (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)


              1100 Glendon Avenue, Suite 2000
                   Los Angeles, CA                  90024
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         (Address of principal executive office)  (Zip Code)

       Registrant's telephone number, including area code (310) 209-73600
                                                          ---------------

(Former name or former address, if changed since last report):

                 12312 West Olympic Blvd. Los Angeles, CA 90064
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Item 5. OTHER EVENTS

         See Exhibit 99 to this Form 8-K.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits. Exhibit 99. Liberty Digital, Inc. Press Release issued September 25, 2000.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LIBERTY DIGITAL, INC.

Date: October 6, 2000               By:     /s/ Mark Rozells
                                        -----------------------
                                        Mark Rozells
                                        Executive Vice President and
                                        Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER        DESCRIPTION
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 99           Liberty Digital, Inc. Press Release issued September 25, 2000.